SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM  8-K/A


                                 CURRENT  REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  October 11, 2001
                                                         ----------------


                           NEW YORK HEALTH CARE, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



     NEW  YORK                      1-12451                     11-2636089
     ---------               ----------------------           ---------------
   (State or other          (Commission File Number)           (IRS Employer
   jurisdiction of                                             Identification
    incorporation)                                                 Number)




       1850  MCDONALD  AVENUE,  BROOKLYN,  N.Y.                11223
       ----------------------------------------                -----
       (Address of Principal Executive Offices)              (Zip Code)


                         Registrant's telephone number,
                      including area code,  (718) 375-6700
                                            --------------

ITEM  5:     OTHER  MATTERS - Acquisition of a Biotechnology Company For Stock

      On October 11, 2001, the Company entered into an agreement with The Bio Balance Corp., a privately owned Delaware corporation, ("Bio Balance") pursuant to which the Company will acquire Bio Balance in a stock-for-stock exchange (the "Transaction").

     Bio Balance, a developmental stage company, owns "probiotic" technology and intellectual property and has engaged in the research, development and limited marketing in Israel of a product for the treatment of gastrointestinal diseases and disorders in animals and humans, including Irritable Bowel Syndrome and chronic diarrhea.

     "Probiotics" are live microorganisms or microbial mixtures which are administered to benefit the animal or human host by improving its microbial balance by stimulating the growth of healthy bacteria. Bio Balance has filed patent applications in Israel and the United States on its core technologies.

     Bio Balance's first product, BACTRIX(TM), which has undergone toxicity and animal studies in established laboratories in Israel, has received Israeli approval for veterinarian use and is expected to be available in Israeli pharmacies for human use in the near future. BACTRIX(TM) consists of a proprietary strain of non-pathogenic (i.e. non-toxic) M-17 Escherichia Coli ("E. coli") bacteria preserved in a proprietary vegetable extract formulation. There appears to be substantial scientific evidence found in scientific literature supporting the beneficial effects of non-pathogenic E. coli.

     Bio Balance plans to comply with United States Food & Drug Administration requirements for the introduction of BACTRIX(TM) to the United States market as a pharmaceutical drug or prescription medical food in the belief that the extensive animal studies, and limited human studies, undertaken thus far in Israel and in the Soviet Union have shown BACTRIX(TM) to be non-toxic and effective in dealing with IBS and chronic diarrhea symptoms.

     The Company plans to acquire Bio Balance as a wholly-owned subsidiary which will operate independently with its own officers, board of directors and financing. The Company will prepare and file with the SEC a Form S-4 Registration Statement describing the exchange offer together with a proxy statement for distribution to its shareholders for the meeting being held to obtain approval of the Transaction.

     The terms of the Transaction require that Bio Balance complete a private placement of its securities in which it raises at least $6,000,000 in new equity for 3,000,000 shares (appx. 13.5%) of its common stock. The net proceeds of that transaction are to be used exclusively for the operations of Bio Balance. Similarly, the Company's revenues from its ongoing operations and its sources of financing (including its $4,000,000 line of credit) are to be used exclusively for its home health care business and related operations.

     The Company's six-seat Board of Directors will consist of four of the present directors, including the Company's president, secretary and two disinterested directors, and two directors appointed by Bio Balance. The terms of the existing employment agreements of the Company's president and secretary are expected to be extended for five years.

     The Company is authorized to issue 50,000,000 shares of Common Stock and 2,000,000 of Preferred stock, each with a par value of $.01 per share. There are 3,750,000 shares of Common Stock issued, of which 3,695,230 shares are outstanding and 54,770 shares are Treasury Stock, and there are 590,375 shares of Series A Preferred Stock issued and outstanding (all of which are expected to be converted into Common Stock prior to closing). The Company also has outstanding option and warrants to purchase up to an additional 1,648,750 shares of Common Stock. As of the proposed closing of the Transaction (in February
2002), Bio Balance is expected to have issued and outstanding up to 22,333,334 shares (including up to 3,000,000 shares being sold in its private placement) and up to 710,000 common stock purchase warrants. The terms of the Transaction provide for a share-for-share exchange of Company shares and warrants for Bio
Balance shares and warrants following the Company's shareholders approving the Transaction together with an increase of its authorized shares of common stock from 50,000,000 to 100,000,000 and a 1 for 1.5 share reverse stock split, which would result in 2,868,069 issued and outstanding Company shares and 1,099,167 outstanding options and warrants. There will be approximately 25,200,000 issued and outstanding Company shares upon the closing of the Transaction.

     The Transaction provides for restrictions on the transfer of approximately 17,400,000 of the Company shares being issued in exchange for Bio Balance shares. Approximately 9,000,000 shares will be restricted until the earlier of June 27, 2003 or one year after the effective date of the Company's Form S-4 Registration Statement (the "Effective Date"); 400,000 shares will be restricted until the earlier of August 10, 2003 or one year after the Effective Date; 990,000 shares will be restricted for a period of 150 days after the closing of the Transaction, 10% of those shares will be transferable between the 120th day and the 150th day after the closing, following which an additional 7% of those shares will become unrestricted in each succeeding month; and 7,000,000 of the Company's shares will be restricted for a period of 180 days after the Effective Date. Similarly, all of the 1,501,985 (pre-split) Company shares owned by its president and secretary will be restricted for a period of 120 days after the Effective Date, following which, for so long as they are directors of the Company they each may convey not more than 10% of their shares during any succeeding calendar month. The restriction on the shares owned by the president and secretary permits them, however, to make transfers to family trusts and registered charities providing the transferees abide by the restrictions imposed upon the transferors, except that registered charities will be limited to selling not more than 1,000 Company shares per trading day during a period ending 120 days after the closing.


     The New York State Department of Health regulations provide requirements for the licensing of home health care services agencies and significant transfers of their ownership. Any transfer of 10% or more of the capital stock generally requires some form of clearance by the New York State Public Health Council. Obtaining clearance generally involves a showing of good character and competence on the part of all of the officers and directors of the licensed company and any holder or transferee of 10% or more of the Company's stock. The Transaction requires is subject to compliance with these regulatory requirements.


ITEM  7:  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  Financial  Statements

          None.

ITEM  6:  EXHIBITS  AND  REPORTS  ON  FORM  8-K.

    (a)  Exhibits required by item 601 of Regulation S-B.

Number                   Description  of  Exhibit
------                   ------------------------------------
1.1                      Form  of  Underwriting Agreement.(1)

2.1 Purchase and Sale Agreement dated December 7, 1997 among NYHC Newco Paxxon, Inc. and Metro Healthcare Services, Inc.(2)

2.2 Purchase and Sale Agreement dated February 8, 1998 among NYHC Newco Paxxon, Inc. and Metro Healthcare Services, Inc.(3)

2.3 Purchase and Sale Agreement dated February 25, 1998 among NYHC Newco Paxxon, Inc. and Heart to Heart Healthcare Services, Inc.(3)

3.1                      Certificate  of  Incorporation  of  the  Company.(1)

3.2                      Restated  Certificate  of  Incorporation  of  the
                         Company.(1)

3.3 Certificate of Correction of Restated Certificate of Incorporation of New York Health Care, Inc.(1)

3.4                      Amendment  to  the  Certificate  of Incorporation filed
                         October  17,  1996.(1)

3.5                      By-laws  of  the  Company.(1)

3.6 Amendment to the Certificate of Incorporation of the Company filed December 4, 1996.(1)

3.7 Certificate of Designations, Rights and Preferences of New York Health Care, Inc. Class A Convertible Preferred Stock.(5)

4.1                      Form  of  certificate  evidencing  shares  of  Common
                         Stock.(1)

4.2                      Underwriter's  Warrant  Agreement  and  Form  of
                         Underwriter's  Warrant.(1)

10.1 Purchase and Sale Agreement by and between the Company, National Medical Homecare, Inc., Jerry Braun and Sam Soroka dated March 18, 1988.(1)


10.2 Lease for 105 Stevens Avenue, White Plains, New York by and between the Company and Vincent Rippa as receiver dated October 30, 1992.(1)


10.3 Lease for 175 Fulton Avenue, Suite 30IA, Hempstead, New York by and between and the Company and Hempstead Associates Limited Partnership dated July 2, 1993.(1)

10.4 Deed for 1667 Flatbush Avenue, Brooklyn, New York from Tiara Realty Co. to the Company dated April 22, 1994.(1)

10.5 Agreement between Jerry Braun, Jacob Rosenberg, Samson Soroka, Hirsch Chitrik, Sid Borenstein and the Company dated March 31, 1988.(1)

10.6 Lease for 49 South Main Street, Spring Valley, New York by and between the Company and Joffe Management dated November 1, 1994.(1)

10.7                     Agreement  for  Provisions  of  Home  Health  Aide  and
                         Personal Care Worker Services by and between the Company and Kingsbridge Heights Health Facilities Long Term Home Health Care Program dated November 2, 1994.(1)

10.8 State of New York Department of Health Office of Health Systems Management Home Care Service Agency License for the Company doing business in Rockland, Westchester and Bronx Counties dated May 8, 1995.(1)

10.9 State of New York Department of Health Office of Health Systems Management Home Care Service Agency License for the Company doing business in Dutchess, Orange, Putnam, Sullivan and Ulster Counties dated May 8, 1995.(1)

10.10 State of New York Department of Health Office of Health Systems Management Home Care Service Agency License for the Company doing business in Nassau, Suffolk and Queens Counties dated May 8, 1995.(1)

10.11 State of New York Department of Health Office of Health Systems Management Home Care Service Agency License for the Company doing business in Orange and Rockland Counties dated July 1. 1995.(1)

10.12 Lease Renewal for 45 Grand Street, Newburgh, New York by and between the Company and Educational and Charitable Foundation of Eastern Orange County, Inc. dated July 12, 1995.(1)

10.13 Lease for 91-31 Queens Boulevard, Elmhurst, New York by and between the Company and Expressway Realty Company dated September 15, 1995.(1)

10.14 Settlement Agreement and General Release by and between the Company and Samson Soroka dated September 28, 1995.(1)

10.15 Personal Care Aide Agreement by and between the Company and Nassau County Department of Social Services dated October 18, 1995.(1)

10.16 Lease for 1667 Flatbush Avenue, Brooklyn, New York by and between the Company and 1667 Flatbush Avenue LLC dated November 1, 1995.(1)

10.17 State of New York Department of Health Office of Health Systems Management Home Care Service Agency License for the Company doing business in Bronx, Kings, New York, Queens and Richmond Counties dated December 29, 1995.(1)

10.18 Home Health Agency Agreement by and between the Company and the Center for Nursing and Rehabilitation dated January 1, 1996.(1)

10.19 Homemaker and Personal Care Agreements by and between the Company and the County of Rockland Department of Social Services dated January 1, 1996.(1)

10.20 Home Health Aide/ Personal Care Worker Services Agreement by and between the Company and Beth Abraham Hospital dated January 12, 1996.(1)

10.21 Homemaker Services Agreement by and between the Company and the Orange County Department of Social Services dated February 16, 1996.(1)

10.22 Personal Care Service Agreement by and between the Company and the Orange County Department of Social Services dated February 16, 1996.(1)

10.23 Certified Home Health Agency Agreement by and between the Company and New York Methodist Hospital dated February 28, 1996.(1)

10.24 Employment Agreement by and between the Company and Jacob Rosenberg dated March 26, 1996.(1)

10.25 Employment Agreement by and between the Company and Jerry Braun dated March 26, 1996.(1)

10.26 Stock Option Agreement by and between the Company and Jerry Braun dated March 26, 1996.(1)

10.27 Home Health Agency Agreement by and between the Company and the Mount Sinai Hospital Home Health Agency dated April 1, 1996.(1)

10.28 Absolute, Unconditional, Irrevocable and Limited Continuing Guaranty of Payment by and between Jacob Rosenberg and United Mizrahi Bank and Trust Company dated May 9, 1996.(1)

10.29 Absolute, Unconditional, Irrevocable and Limited Continuing Guaranty of Payment by and between Jerry Braun and United Mizrahi Bank and Trust Company dated May 9, 1996.(1)

10.30 Continuing General Security Agreement by and between the Company and United Mizrahi Bank and Trust Company dated May 9, 1996.(1)

10.31 Agreement for the Purchase of Accounts Receivable between the Company and 1667 Flatbush Avenue LLC dated July 8, 1996.(1)

10.32                    401  (k)  Plan  for  the  Company.(1)

10.33                    Performance  Incentive  Plan  for  the  Company.(1)

10.34 Services Agreement between the Company and Heart to Heart Health Care Services, Inc., dated January 1, 1996.(1)

10.35 Employment Agreement by and between the Company and Gilbert Barnett dated August 27, 1996.(1)

10.36 Assignment of lease dated October 8, 1996, lease dated March 31, 1995 and sublease dated May 1995 among the Company, as tenant, Prime Contracting Design Corp., as assignor, Bellox Realty Corp., as landlord and Nutriplus Corp., as subtenant.(1)

10.37 Lease for 6 Gramatan Avenue, Mount Vernon, New York, 10550 by and between the Company and 6 Gramatan Avenue Corp. dated December 1, 1996.(1)

10.38                    Form of Financial Consulting Agreement with H.J. Meyers
                         &  Co.,  Inc.(1)

10.39 Forms of Merger & Acquisition Agreement and Indemnification with H.J. Meyers & Co., Inc.(1)

10.40                    Consulting  Agreement by and between the Company and H.
                         Gene  Berger  dated  July  30,  1997.(4)

10.41 Agreement between the Company and Heart to Heart Health Care Services, Inc. dated August 6, 1998.(5)

10.42 Agreement between the Company and Heart to Heart Health Care Services, Inc. dated July 29, 1999. (6)

10.43 Employment Agreement by and between the Company and Jerry Braun dated November 12, 1999. (7)

10.44 Employment Agreement by and between the company and Jacob Rosenberg dated November 12, 1999. (7)

10.45 Loan and Security Agreement by and among New York Health Care, Inc., NYHC Newco Paxxon, Inc. and Heller Healthcare Finance, Inc. dated November 28, 2000. (8)

10.46 Revolving Credit Note dated November 28, 2000 from New York Health Care, Inc. and NYHC Newco Paxxon, Inc. as Borrowers to the order of Heller Healthcare Finance, Inc. as Lender. (8)

10.47 Stock For Stock Exchange Agreement between the Company and The Bio Balance Corp. dated October 11, 2001.

__________________________

(1) Incorporated by reference to Exhibits filed as part of the Company's Registration Statement on Form SB-2 under S.E.C. File No. 333-08152, which was declared effective on December 20, 1996.

(2) Incorporated by reference to Exhibit filed as part of the Company's Form 8-K report with an event date of December 8, 1997.

(3) Incorporated by reference to Exhibits filed as part of the Company's Form 8-K report with an event date of February 8, 1998.

(4) Incorporated by reference to Exhibits filed as part of the Company's Form 10-KSB report for the year ended December 31, 1997.

(5) Incorporated by reference to Exhibits filed as part of the Company's Form 10-QSB report for the quarter ended June 30, 1998.

(6) Incorporated by reference to Exhibits filed as part of the Company's Form 10-QSB Report for the quarter ended June 30, 1999.

(7) Incorporated by reference to Exhibits filed as part of the Company's Form 10-QSB Report for the quarter ended September 30, 1999.

(8) Incorporated by reference to Exhibits filed as part of the Company's Form 8-K Report Filed December 8, 2000.


New York Health Care, Inc. will furnish a copy of any exhibit described above to any beneficial holder of its securities upon receipt of a written request, provided that the holder pays to New York Healthcare, Inc. a fee compensating
it  for  its  reasonable   expenses  in  furnishing  the  exhibits  requested.

                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



November 6, 2001                          NEW  YORK  HEALTH  CARE,  INC.



                                       By:  /s/  Jerry  Braun
                                          --------------------------------------
                                           Jerry  Braun
                                           President and Chief Executive Officer


                                        8
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